Exhibit 99.1

October 15, 2004

To:	The Holders of Vsource Common Stock

You recently received an Information Statement, dated September 1, 2004, which detailed the terms of a series of transactions pursuant to which Vsource would:

•	transfer our remaining ownership interest in our primary operating subsidiary, Vsource Asia Berhad (“Vsource Asia”), to a newly formed wholly-owned subsidiary that we refer to in the Information Statement as “Asia Holding Co.”, and

•	dispose of our interest in Vsource Asia by providing the holders of our Preferred Stock with the opportunity to exchange their shares of Preferred Stock for shares of Asia Holding Co.

We are continuing to proceed with these transactions and today are mailing documents related to these transactions to our Preferred Stockholders.

The Information Statement previously mailed to you contained certain pro forma information for Vsource, under the heading “Vsource, Inc. Selected Pro Forma Financial Data”. After mailing the Information Statement we discovered that a mathematical error had been made when calculating the fair value of Vsource’s interest in Vsource Asia. This error resulted in the pro forma “gain on disposal” being overstated by approximately $2.3 million and the pro forma “deemed dividend” being understated by the same amount. Since these two pro forma adjustments both impact shareholders’ equity and also offset each other, this error did not affect the final Pro Forma Balance Sheet. Furthermore, the error has no impact on the amount of cash or liabilities Vsource will retain after completing these transactions.

We have included in the exchange offer documents we mailed to our Preferred Stockholders today the updated pro forma financial information that correctly calculates the pro forma “gain on disposal” and “deemed dividend.” In order to provide holders of our common stock with the same information, we have attached the updated and corrected pro forma financial information to this letter. Accordingly, please review the Vsource pro forma financial information attached to this letter and do not rely on the pro forma financial information contained in the Information Statement under the heading “Vsource, Inc. Selected Pro Forma Financial Data”. Finally, please note that this mathematical error did not affect the financial information for Vsource Asia that was provided in the Information Statement or any of the other information contained in the Information Statement.

Please contact James Higham, the Deputy General Counsel of Vsource, at (858) 551-2917 if you have any questions.

Sincerely,

Dennis Smith

Vice Chairman

Attachment

7855 Ivanhoe, Suite 200, La Jolla, CA 92037

Exhibit 99.1

VSOURCE, INC. SELECTED PRO FORMA FINANCIAL DATA

Proforma Financial information

The following unaudited proforma condensed financial information are presented for illustrative purposes only, giving effect to the following: (I) the transactions (“Transactions”) described under “Summary of the Transaction” as set out in the Information Statement and assuming that all the holders of the Series 1-A, 2-A and 4-A preferred stock exchange their shares for the common shares of Asia Holding Co.; and (II) the disposal of 100% of the equity interest in Vsource (Texas) Inc. (“Vsource Texas”), the principal subsidiary engaging in the Human Capital Management (“HCM”) business which was completed on July 1, 2004.

In respect of (I), the Transactions, based on the carrying value of assets and liabilities attributed to Asia Holding Co. on July 31, 2004, and the estimated costs and expenses incurred in connection with the Transactions, the Company expects that it will record (1) a gain on disposal of its interest in Asia Holding Co. in exchange for the redemption of Series 1-A, 2-A and 4-A preferred stock, and (2) an adjustment through accumulated deficit as a result of the redemption of the preferred stock in accordance with EITF Topic No. D-42, “The effect on the calculation of earnings per share for the redemption or induced conversion of preferred stock” (“Topic D-42”) and EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments”. In respect of (II), the consummation of the disposal of 100% of the equity interest in Vsource Texas on July 1, 2004 has resulted in a loss. The disposal of Vsource Texas constituted a discontinued operation pursuant to FAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” and has been disclosed as such in the unaudited consolidated financial statements for the three and six months ended July 31, 2004 included in Vsource’s Quarterly Report on Form 10-Q filed on September 13, 2004.

The following unaudited pro forma financial information is filed with this Exchange Offer and Consent Solicitation Circular:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2004;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months and six months ended July 31, 2004; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended January 31, 2004, 2003 and 2002.

The pro forma financial information represents, in the opinion of management, all adjustments necessary to present Vsource’s pro forma results of operations and financial position in accordance with Article 11 of the United States Securities and Exchange Commission (“SEC”) Regulation S-X and is based upon available information and certain assumptions considered reasonable under the circumstances.

The pro forma condensed consolidated financial statements should be read in conjunction with Vsource’s unaudited condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months and six months ended July 31, 2004 and audited consolidated financial statements and notes thereto included in Vsource’s Annual Report on Form 10-K for the year ended January 31, 2004. The pro forma information may not necessarily be indicative of what Vsource’s financial position or results of operations would have been had the transactions been in effect as of and for the periods presented, nor is such information necessarily indicative of Vsource’s results of operations or financial position for any future period or date.

The Information Statement which accompanies this circular was originally mailed to all Vsource stockholders on September 1, 2004 and contains certain pro forma information for Vsource, under the heading “Vsource, Inc. Selected Pro Forma Financial Data”. After mailing the Information Statement we discovered that a mathematical error had been made when calculating the fair value of Vsource’s interest in Vsource Asia. This error resulted in the pro forma “gain on disposal” being overstated by approximately $2.3 million and the pro forma “deemed dividend” being understated by the same amount. Since these two pro forma adjustments both impact shareholders’ equity and also offset each other, this error did not affect the final Pro Forma Balance Sheet. Furthermore, the error has no impact on the amount of cash or liabilities Vsource will retain after completing these transactions. However, in order to provide you with pro forma financial information that is current and that correctly calculates these amounts, we have included the following new pro forma financial information for Vsource. Please review the Vsource pro forma financial information contained in this circular and do not rely on the pro forma financial information for Vsource contained in the Information Statement under the heading “Vsource, Inc. Selected Pro Forma Financial Data”. This mathematical error did not affect the financial information for Vsource Asia that was provided in the Information Statement or any of the other information contained in the Information Statement.

VSOURCE, INC.

Pro Forma Condensed Consolidated Balance Sheet

(in thousands, except shares and per share data)

The following table shows the unaudited pro forma condensed consolidated balance sheet as at July 31, 2004 as if the Transactions had taken place on July 31, 2004:

	(I) The Transactions
	Historical (1)	Proforma adjustments		Proforma (I)
ASSETS
Current assets:
Cash and cash equivalents	$4,279	$(857	)(2)	$3,422
Restricted cash	329	(245	)(2)	84
Accounts receivable, net	1,933	(1,793	)(2)	140
Prepaid expenses	283	(160	)(2)	123
Inventories	160	(160	)(2)	—
Other current assets*	2,053	(474	)(2)	1,379
		(200	)(2)
Promissory note	46	—		46

Total current assets	9,083	(3,889)		5,194
Property and equipment, net	3,420	(3,360	)(2)	60
Restricted cash, non-current	599	(348	)(2)	251

Total assets	$13,102	$(7,597)		$5,505

LIABILITIES, PREFERRED STOCK AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,628	$(1,526	)(2)	$102
Accrued expenses	2,355	(1,367	)(2)	1,338
		350	(2)
Staff accruals	744	(607	)(2)	137
Advances from customers—current	316	(315	)(2)	1
Tax payable	134	(19	)(2)	155
		40	(2)

Total current liabilities	5,177	(3,444)		1,733

Minority interest	1,395	(1,395	)(2)	—

Non-redeemable preferred stock:
Preferred stock Series 1-A	2,326	(2,326	)(3)	—
Preferred stock Series 2-A	2,028	(2,028	)(3)	—

	4,354	(4,354)		—

Redeemable preferred stock:
Preferred stock Series 4-A	21,555	(21,555	)(3)	—

Total preferred stock	25,909	(25,909)		—

Shareholders’ equity (deficit):
Common stock	20	—		20
Additional paid-in-capital	86,554	(19,377	)(3)	67,177
Accumulated deficit	(105,782)	12,915	(2)	(63,387)
		29,480	(3)
Other comprehensive income	(171)	133	(2)	(38)

Total shareholders’ equity (deficit)	(19,379)	23,151		3,772

Total liabilities, preferred stock and shareholders’ equity (deficit)	$13,102	$(7,597)		$5,505

*	including a receivable from Vsource Asia of $1.2 million.

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the six months ended July 31, 2004, as if (I) the Transactions had taken place and (II) the Transactions and the disposal of Vsource Texas ; in both cases as if they had taken place on February 1, 2001:

	(I) The Transactions				(II) Disposal of Vsource Texas
	Historical (1)	Pro forma adjustments		Pro forma (I)	Proforma Adjustments		Pro forma (II)
Revenue from
Services	$8,009	$(7,847	)(5)	$162	$—		$162
Products	724	(724	)(5)	—	—		—

	8,733	(8,571)		162	—		162

Cost and expenses:
Cost of revenue from
Services	5,137	(5,133	)(5)	4	—		4
Products	591	(591	)(5)	—	—		—

	5,728	(5,724)		4	—		4

Selling, general and administrative expenses	5,367	(4,783	)(5)	584	—		584
Research and development expenses	—	—		—	—		—
Expenses related to terminated merger with TEAM America	—	—		—	—		—
Amortization of stock-based compensation	—	—		—	—		—
Impairment of long-lived assets	—	—		—	—		—
Insurance proceeds in respect of loss of inventory	—	—		—	—		—

Total costs and expenses	11,095	(10,507)		588	—		588

Operating income/(loss)	(2,362)	1,936	(5)	(426)	—		(426)
Interest income	4	—		4	—		4
Interest expense	(2)	—		(2)	—		(2)
Gain on disposal of investments	7,611	(7,611	)(5)	—	—		—
Non-cash beneficial conversion feature expense	—	—		—	—		—
Loss on extinguishment of debt	—	—		—	—		—

	5,251	(5,675)		(424)	—		(424)
Minority interest	253	(253	)(5)	—

Profit /(loss) before tax	5,504	(5,928)		(424)	—		(424)
Tax	(118)	118	(5)	—	—		—

Net profit / (loss) from continuing operations	5,386	(5,810)		(424)	—		(424)

Discontinued operations
Loss from discontinued operations	(1,148)	—		(1,148)	1,148	(7)	—

Net profit/(loss) after taxation	4,238	(5,810)		(1,572)	1,148		(424)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(7,034)	7,034	(5)	—	—		—

Net profit/(loss) available to common shareholders	$(2,796)	$1,224		$(1,572)	$1,148		$(424)

Basic and diluted weighted average number of common shares outstanding	2,026			2,026			2,026

Basic and diluted earnings/(loss) per share from continuing operations	$(0.81)			$(0.21)			$(0.21)
Basic and diluted earnings/(loss) per share from discontinued operations	(0.57)			(0.57)			—

Total basic and diluted earnings/ (loss) per share	$(1.38)			$(0.78)			$(0.21)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the three months ended July 31, 2004, as if (I) the Transactions had taken place and (II) the Transactions and the disposal of Vsource Texas ; in both cases as if they had taken place on February 1, 2001:

	(I) The Transactions				(II) Disposal of Vsource Texas
	Historical (1)	Pro forma adjustments		Pro forma (I)	Proforma Adjustments		Pro forma (II)
Revenue from
Services	$3,756	$(3,648	)(5)	$108	$—		$108
Products	308	(308	)(5)	—	—		—

	4,064	(3,956)		108	—		108

Cost and expenses:
Cost of revenue from
Services	2,428	(2,428	)(5)	—	—		—
Products	248	(248	)(5)	—	—		—

	2,676	(2,676)		—	—		—

Selling, general and administrative expenses	2,779	(2,510	)(5)	269	—		269
Research and development expenses	—	—		—	—		—
Expenses related to terminated merger with TEAM America	—	—		—	—		—
Amortization of stock-based compensation	—	—		—	—		—
Impairment of long-lived assets	—	—		—	—		—
Insurance proceeds in respect of loss of inventory	—	—		—	—		—

Total costs and expenses	5,455	(5,186)		269	—		269

Operating income/(loss)	(1,391)	1,230		(161)	—		(161)
Interest income	4	—		4	—		4
Interest expense	—	—		—	—		—
Gain on disposal of investments	—	—		—	—		—
Non-cash beneficial conversion feature expense	—	—		—	—		—
Loss on extinguishment of debt	—	—		—	—		—

	(1,387)	1,230		(157)	—		(157)
Minority interest	218	(218	)(5)	—

Profit /(loss) before tax	(1,169)	1,012		(157)	—		(157)
Tax	4	(4	)(5)	—	—		—

Net profit / (loss) from continuing operations	(1,165)	1,008		(157)	—		(157)

Discontinued operations
Loss from discontinued operations	(486)	—		(486)	486	(7)	—

Net profit/(loss) after taxation	(1,651)	1,008		(643)	486		(157)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(3,623)	3,623	(5)	—	—		—

Net profit/(loss) available to common shareholders	$(5,274)	$4,631		$(643)	$486		$(157)

Basic weighted average number of common shares outstanding	2,026			2,026			2,026

Basic and diluted earnings/(loss) per share from continuing operations	$(2.36)			$(0.08)			$(0.08)
Basic and diluted earnings/(loss) per share from discontinued operations	(0.24)			(0.24)			—

Total basic and diluted earnings/ (loss) per share	$(2.60)			$(0.32)			$(0.08)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended January 31, 2004, as if (I) the Transactions had taken place and (II) the Transactions and the disposal of Vsource Texas; in both cases as if they had taken place on February 1, 2001:

	Reclassification			(I) The Transactions				(II) Disposal of Vsource Texas
	Historical (4)	Reclassification		Historical after reclassification	Pro forma adjustments		Pro forma (I)	Pro forma adjustments		Pro forma (II)
Revenue from
Services	$16,254	$(71	)(6)	$16,183	$(16,034	)(5)	$149	$—		$149
Products	2,044	—		2,044	(2,044	)(5)	—	—		—

	18,298	(71)		18,227	(18,078)		149	—		149

Cost and expenses:
Cost of revenue from
Services	9,903	(240	)(6)	9,663	(9,653	)(5)	10	—		10
Products	1,576	—		1,576	(1,576	)(5)	—	—		—

	11,479	(240)		11,239	(11,229)		10	—		10

Selling, general and administrative expenses	16,638	(434	)(6)	16,204	(12,513	)(5)	3,691	—		3,691
Research and development expenses	—	—		—	—		—	—		—
Expenses related to terminated merger with TEAM America	1,467	—		1,467	—		1,467	—		1,467
Amortization of stock-based compensation	94	—		94	(41	)(5)	53	—		53
Impairment of long-lived assets	—	—		—	—		—	—		—
Insurance proceeds in respect of loss of inventory	—	—		—	—		—	—		—

Total costs and expenses	29,678	(674)		29,004	(23,783)		5,221	—		5,221

Operating income /(loss)	(11,380)	603		(10,777)	5,705		(5,072)	—		(5,072)

Interest income	33	—		33	(2	)(5)	31	—		31
Interest expense	—	—		—	—		—	—		—
Gain on disposal of investments	—	—		—	—		—	—		—
Non-cash beneficial conversion feature expense	—	—		—	—		—	—		—
Loss on extinguishment of debt	—	—		—	—		—	—		—

	(11,347)	603		(10,744)	5,703		(5,041)	—		(5,041)
Minority interest	—	—		—	—		—	—		—

Profit/ (loss) before tax	(11,347)	603		(10,744)	5,703		(5,041)	—		(5,041)
Tax	(22)	—		(22)	22	(5)	—	—		—

Net profit /(loss) from continuing operations	(11,369)	603		(10,766)	5,725		(5,041)	—		(5,041)

Discontinued operations
Loss from discontinued operations	—	(603)		(603)	—		(603)	603	(7)	—

Net profit/(loss) after taxation	(11,369)	—		(11,369)	5,725		(5,644)	603		(5,041)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(11,877)	—		(11,877)	11,877		—	—		—

Net profit/(loss) available to common shareholders	$(23,246)	$—		$(23,246)	$17,602		$(5,644)	$603		$(5,041)

Basic and diluted weighted average number of common shares outstanding	1,914			1,914			1,914			1,914

Basic and diluted earnings/ (loss) per share from continuing operations	$(12.15)			$(11.83)			$(2.63)			$(2.63)
Basic and diluted earnings/ (loss) per share from discontinued operations	—			(0.32)			(0.32)			—

Total basic and diluted earnings/ (loss) per share	$(12.15)			$(12.15)			$(2.95)			$(2.63)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended January 31, 2003, as if the Transactions had taken place on February 1, 2001:

	Historical (4)	Pro forma adjustments		Pro forma
Revenue from
Services	$25,462	$(25,462	)(5)	$—
Products	1,084	(1,084	)(5)	—

	26,546	(26,546)		—

Cost and expenses:
Cost of revenue from
Services	12,404	(12,388	)(5)	16
Products	832	(832	)(5)	—

	13,236	(13,220)		16

Selling, general and administrative expenses	15,561	(11,659	)(5)	3,902
Research and development expenses	—	—		—
Expenses related to terminated merger with TEAM America	—	—		—
Amortization of stock-based compensation	963	(413	)(5)	550
Impairment of long-lived assets	—	—		—
Insurance proceeds in respect of loss of inventory	(464)	464	(5)	—

Total costs and expenses	29,296	(24,828)		4,468

Operating income/(loss)	(2,750)	(1,718)		(4,468)
Interest income	72	—		72
Interest expense	(584)	—		(584)
Gain on disposal of investments	—	—		—
Non-cash beneficial conversion feature expense	(1,727)	—		(1,727)
Loss on extinguishment of debt	(6,838)	—		(6,838)

	(11,827)	(1,718)		(13,545)
Minority interest	—	—		—

Profit/(loss) before tax	(11,827)	(1,718)		(13,545)
Tax	—	—		—

Net profit/(loss) from continuing operations	(11,827)	(1,718)		(13,545)

Discontinued operations
Loss from discontinued operations	—	—		—

Net profit/(loss) after taxation	(11,827)	(1,718)		(13,545)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	6,526	(6,526	)(5)	—

Net profit/(loss) available to common shareholders	$(5,301)	$(8,244)		$(13,545)

Basic and diluted weighted average number of common shares outstanding	1,734			1,734

Basic and diluted earnings/(loss) per share from continuing operations	$(3.06)			$(7.81)
Basic and diluted earnings/(loss) per share from discontinued operations	—			—

Total basic and diluted earnings/(loss) per share	$(3.06)			$(7.81)

VSOURCE, INC.

Pro Forma Condensed Consolidated Statements of Operations

(In Thousands, except per share data)

The following table shows the unaudited pro forma condensed consolidated results of operations for the year ended January 31, 2002, as if the Transactions had taken place on February 1, 2001:

	Historical (4)	Pro forma adjustments		Pro forma
Revenue from
Services	$9,940	$(9,940	)(5)	$—
Products	2,772	(2,772	)(5)	—

	12,712	(12,712)		—

Cost and expenses:
Cost of revenue from
Services	6,159	(6,142	)(5)	17
Products	2,631	(2,631	)(5)	—

	8,790	(8,773)		17

Selling, general and administrative expenses	11,171	(6,508	)(5)	4,663
Research and development expenses	2,269	—		2,269
Expenses related to terminated merger with TEAM America
Amortization of stock-based compensation	3,116	(1,060	)(5)	2,056
Impairment of long-lived assets	4,079	—		4,079
Insurance proceeds in respect of loss of inventory	—	—		—

Total costs and expenses	29,425	(16,341)		13,084

Operating income /(loss)	(16,713)	3,629		(13,084)
Interest income	127	—		127
Interest expense	(694)	—		(694)
Gain on disposal of investments	—	—		—
Non-cash beneficial conversion feature expense	(2,824)	—		(2,824)
Loss on extinguishment of debt	(340)	—		(340)

	(20,444)	3,629		(16,815)
Minority interest	—	—		—

Profit /(loss) before tax	(20,444)	3,629		(16,815)
Tax	—	—		—

Net profit / (loss) from continuing operations	(20,444)	3,629		(16,815)

Discontinued operations
Loss from discontinued operations	—	—		—

Net profit /(loss) after taxation	(20,444)	3,629		(16,815)

Add (Less): Credit arising on Exchange and deemed non-cash dividend to preferred shareholders	(2,095)	2,095	(5)	—

Net profit /(loss) available to common shareholders	$(22,539)	$5,724		$(16,815)

Basic and diluted weighted average number of common shares outstanding	1,080			1,080

Basic and diluted earnings /(loss) per share from continuing operations	$(20.87)			$(15.57)
Basic and diluted earnings /(loss) per share from discontinued operations	—			—

Total basic and diluted earnings /(loss) per share	$(20.87)			$(15.57)

VSOURCE, INC.

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information

Basis of Presentation

The above unaudited pro forma condensed consolidated financial statements present financial information for Vsource, Inc. giving effect to the following:

(I) the transactions as described under “Summary of the Transaction” in the “Summary Term Sheet” (the “Transactions”) as set out in the Information Statement, which is comprised of three key steps:

1. The formation by Vsource, of Asia Holding Co. and the transfer of all 177,567 Vsource Asia shares held by Vsource (the “Transfer Assets”) to Asia Holding Co. as an intermediary special purpose holding company;

2. The offer by Vsource to preferred shareholders to redeem preferred shares for common shares of Asia Holding Co. (the “Exchange Offer”); and

3. A simultaneous cash offer by Symphony to purchase all, but no less than 75%, of the shares in Asia Holding Co. owned by Vsource, or by preferred shareholders who accept the Exchange Offer (the “Symphony Offer”).

(II) the disposal of 100% equity interest in Vsource Texas, which was consummated on July 1, 2004.

The unaudited pro forma condensed consolidated balance sheet as at July 31, 2004 is presented as if the Transactions occurred on that date and that all the Series 1-A, 2-A and 4-A preferred shareholders have accepted the Exchange Offer. The unaudited pro forma condensed consolidated statements of operations for the three and six months ended July 31, 2004 and for the years ended January 31, 2004, 2003 and 2002 are presented as if the Transactions had occurred on February 1, 2001.

For the periods presented, Vsource, Inc. incurred certain corporate costs including costs of being an SEC registrant such as legal and other professional costs, remuneration of management and personnel supporting corporate activities of Vsource, Inc and certain other central corporate costs. Costs directly related to being an SEC registrant including costs related to raising capital have not been allocated to the businesses being disposed as it is difficult to determine a meaningful basis for such an allocation and the majority of such costs would not have been incurred by the businesses had they operated as independent non SEC registered entities during the periods presented. Remuneration of corporate personnel and other relevant corporate costs have been allocated to the businesses being disposed based on the estimated percentage of time directly spend on the affairs of the businesses disposed of by such management and personnel.

Vsource, Inc. incurred $ 1.46 million in expenses related to a terminated merger with TEAM America in the year ended January 31, 2004. Subsequent to this terminated merger, Vsource, Inc. set up Vsource Texas which provides human capital management services similar to those provided by TEAM America. The costs of the terminated merger were not allocated to Vsource Texas as this business was established by Vsource, Inc. subsequent the terminated merger.

Notes to unaudited Pro Forma Financial Information

Proforma adjustments (I) give effect to the Transactions which are described as follows:

(1) Reflects historical amounts derived from Vsource unaudited condensed consolidated financial statements included in the Company’s quarterly report on Form 10-Q for the three and six months ended July 31, 2004.

VSOURCE, INC.

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information—(Continued)

(2) Reflects the transfer of Vsource’s 61.2% interest in Vsource Asia to Asia Holding Co., a special purpose holding company wholly owned by Vsource, and acceptance by the Series 1-A, 2-A and 4-A preferred stockholders of the offer by the Company to exchange the common shares of Asia Holding Co., in consideration for the redemption of the Series 1-A, 2-A and 4-A preferred shares. All assets and liabilities of Vsource Asia have been removed from the unaudited balance sheet of Vsource Asia at July 31, 2004. The gain realized by the Company associated with the Exchange results in a reduction to the accumulated deficit in the unaudited pro forma balance sheet at July 31, 2004 as calculated below.

For pro forma purposes, the gain has been calculated based on the carrying value of the assets and liabilities of Vsource Asia as of July 31, 2004 and the consideration for the disposal is based on the value of the cash offer by Symphony to purchase the shares in Asia Holding Co. prior to its disposal. The actual gain will be calculated at the closing date based the final acceptance rate by the Preferred Shareholders of the Exchange.

(in thousands)
Cash and cash equivalents	$857
Restricted cash	245
Accounts receivable, net	1,793
Prepaid expenses	160
Inventories	160
Other current assets	474

Current assets	3,689
Property and equipment, net	3,360
Restricted cash, non-current	348

Accounts payable	(1,526)
Accrued expenses	(1,367)
Staff accruals	(607)
Advanced from customers—current	(315)
Tax payable	(19)

Current liabilities	(3,834)

Net assets	3,563

Comprehensive income	133
Minority interest	(1,395)

Net book value of Vsource’s interest in Vsource Asia	2,301

Consideration:
Fair value of Vsource’ interest in Vsource Asia	15,806
Income tax expense	(40)
Estimated additional transaction expense
Included in other current assets	(200)
Included in accrued expenses	(350)

Gain on disposal of interest in Vsource Asia	$12,915

(3) Assuming full redemption of the Series 1-A, 2-A and 4-A preferred stock for Vsource’s interest in Asia Holding Co. For pro forma purposes, the carrying value of the preferred stock as of July 31, 2004, plus the amount previously recognized in the additional paid-in capital for the beneficial conversion feature associated with the preferred stock, was eliminated. A deemed dividend was recognized based on the

VSOURCE, INC.

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information—(Continued)

difference between these carrying values and the value of Vsource’s interest in Asia Holding Co. (see note (2) above). The deemed dividend of $29,480,000 was directly credited to the accumulated deficit and was calculated as follows:

		(in thousands)
Carrying value of Asia Holding Co.		$15,806
Less:
Series 1-A preferred stock	$2,326
Series 2-A preferred stock	2,028
Series 4-A preferred stock	21,555
Beneficial conversion feature	19,377	45,286

Deemed dividend credited to accumulated deficit		$29,480

The actual deemed dividend will be calculated at the closing date based the final acceptance rate by the Preferred Shareholders of the Exchange.

(4) Reflects historical amounts were derived from audited financial statements included in Vsource’s Annual Report on Form 10-K for the year ended January 31, 2004.

(5) Reflects the removal of the results of operations of Vsource Asia for the periods presented, including an allocation of costs incurred by Vsource pertaining to Vsource Asia’s operations, the details of which were as follows:

(in thousands)	For the six months ended July 31, 2004	For the three months ended July 31, 2004	For the year ended January 31, 2004	For the year ended January 31, 2003	For the year ended January 31, 2002
Revenue from (note a)
Services	$7,847	$3,648	$16,034	$25,462	$9,940
Products	724	308	2,044	1,084	2,772

	8,571	3,956	18,078	26,546	12,712
Cost and expenses:
Cost of revenue from (note a)
Services	5,133	2,428	9,653	12,388	6,142
Products	591	248	1,576	832	2,631

	5,724	2,676	11,229	13,220	8,773
Selling, general and administrative expenses (note a)	4,783	2,510	12,513	11,659	6,508
Research and development expenses	—	—	—	—	—
Expenses related to terminated merger with TEAM America	—	—	—	—	—
Amortization of stock-based compensation	—	—	41	413	1,060
Impairment of long-lived assets	—	—	—	—	—
Insurance proceeds in respect of loss of inventory	—	—	—	(464)	—

Total costs and expenses	10,507	5,186	23,783	24,828	16,341

Operating income/(losses)	(1,936)	(1,230)	(5,705)	1,718	(3,629)
Interest income	—	—	2	—	—
Interest expense	—	—	—	—	—
Gain on disposal of investments (note b)	7,611	—	—	—	—
Non-cash beneficial conversion feature expense	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—

	5,675	(1,230)	(5,703)	1,718	(3,629)
Minority interest (note b)	253	218	—	—	—

Profit/ (loss) before tax	5,928	(1,012)	(5,703)	1,718	(3,629)
Tax (note c)	(118)	4	(22)	—	—

Net profit/ (loss)	$5,810	$(1,008)	$(5,725)	$1,718	$(3,629)
Credit arising on Exchange and deemed non-cash dividend to preferred shareholders (noted)	$(7,034)	$(3,623)	$(11,877)	$6,526	$(2,095)

VSOURCE, INC.

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information—(Continued)

Notes:

a)	Reversal of the following: (i) sales and costs of sales associated with the contracts pertaining to Vsource Asia as well as selling, general and administrative expenses for all periods presented; and (ii) revenue, cost of sales as well as selling, general and administrative expenses originally recorded in other entities within Vsource, which were allocated to Vsource Asia based on the number of headcount working for Vsource Asia during the periods presented. Specifically, for the year ended January 31, 2002, certain of these contracts were originally signed by another company within Vsource, but such contracts were novated to become Vsource Asia’s contracts during the year ended January 31, 2003.

(in thousands)	For the six months ended July 31, 2004	For the three months ended July 31, 2004	For the year ended January 31, 2004	For the year ended January 31, 2003	For the year ended January 31, 2002
Revenue	$—	$—	$29	$—	$12,674
Cost of revenue	19	—	1	91	7,411
Selling, general and administrative expenses	866	485	3,867	4,408	4,111

b)	Reversal of gain on disposal of investment in Vsource Asia and share of minority interest in Vsource Asia during the six months ended July 31, 2004, as on a proforma basis, Vsource Asia had never been part of Vsource.

c)	Reversal of tax expense which represented the following:

i. For the six months ended July 31, 2004, the amount of tax expense of Vsource arising on the gain on disposal of investment in Vsource Asia.

ii. For the three months ended July 31, 2004 and for the year ended January 31, 2004, the amount of tax expense pertaining to entities owned by Vsource Asia.

d)	Reversal of credit arising from the exchange and deemed non-cash dividend to preferred shareholders as no such deemed dividend could be resulted as on a pro forma basis such preferred stock was redeemed effective February 1, 2001.

The unaudited pro forma condensed consolidated statements of operations do not reflect the impact of the following resulting from the Transactions:

•	Gain on exchange of interest in Asia Holding Co. of $12,915,000 for redemption of preferred stock;

•	Estimated transaction expenses relating to the Transactions of $550,000; and

•	Estimated income tax expense arising from the Transactions of $40,000.

As described in (2) above, these pro forma adjustments have been reflected in the unaudited pro forma condensed consolidated balance sheet as of July 31, 2004.

VSOURCE, INC.

Notes To Unaudited Pro Forma Condensed Consolidated Financial Information—(Continued)

(6) Reflects reclassification of results of operations of Vsource Texas for the year ended January 31, 2004, including an allocation of costs incurred by Vsource pertaining to Vsource Texas’ operations, as loss from discontinued operations to conform to the pro forma condensed consolidated results of operations for the three and six months ended July 31, 2004. The details are as follows:

For the year ended January 31, 2004
(in thousands)
Revenue from
Services	$71

Cost and expenses:
Cost of revenue from
Services	(240)

Selling, general and administrative expenses	(434)

Total costs and expenses	(674)

Profit/ (loss) before tax	(603)
Tax	—

Net loss	$(603)

Proforma adjustments (II) give effect to the disposal of the 100% equity interest in Vsource Texas which are described as follows:

(7) Reflects the removal of the losses from discontinued operations which resulted from the disposal of 100% interest in Vsource Texas by Vsource on July 1, 2004. The loss from discontinued operations consisted of the following ( in thousands) :

	For the six months ended July 31, 2004	For the three months ended July 31, 2004	For the year ended January 31, 2004
	(in thousands)
Operating loss	$986	$324	$603

Loss on disposal of interest in Vsource Texas	162	162	—

Loss from discontinued operations	$1,148	$486	$603

Unaudited Pro Forma Comparative Per Share Data

In the table below we have provided you with the historical per share information for Vsource common stock and pro forma per share information for the period ended July 31, 2004. We have assumed for purposes of the pro forma information that the Transactions were completed on July 31, 2004 for income statement purposes and for balance sheet purposes.

	Vsource Historical	Vsource Pro forma
Book value per share as of July 31, 2004	$(9.57)	$1.86
Loss per share from continuing operations for the six months period ended July 31, 2004	$(0.81)	$(0.21)
Loss per share from discontinued operations for the six months period ended July 31, 2004	$(0.57)	—
Loss per share from continuing operations for the three months period ended July 31, 2004	$(2.36)	$(0.08)
Loss per share from discontinued operations for the three months period ended July 31, 2004	$(0.24)	—

It is important that when you read this information you also read the financial information included and incorporated by reference into this document. You should not rely on the unaudited pro forma financial information as an indication of the results of operation or financial position that would have been achieved if the Transactions had taken place on the dates indicated. We have not declared or paid any cash dividends on any of our shares during the periods shown above.